Exhibit 10.27

           VOID AFTER 5:00 P.M., EASTERN TIME, ON JANUARY 29, 2009

                        COMMON STOCK PURCHASE OPTION

THIS OPTION HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE IN RELIANCE ON EXEMPTIONS THEREFROM AND, THEREFORE, MAY NOT BE RESOLD UNLESS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THIS OPTION HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR SALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE ACT.

                          THE COMMERCE GROUP, INC.

                          INITIAL ACIC AGENT OPTION

                          Expiring January 29, 2009

No. ACIC-I-5

THE COMMERCE GROUP, INC., a Massachusetts corporation (the "Company"), for value received, hereby certifies that "CLUB NAME" (the "Named Agent"), or its permitted assigns (together with the Named Agent, the "Holder"), shall be entitled to purchase from the Company up to __ (# OF SHARES) duly authorized, validly issued, fully paid and nonassessable shares (the "Option Shares") of the Company common stock, $.50 par value per share (the "Common Stock"), at the purchase price per share of $__________, as such price may be adjusted from time to time pursuant to Section 8 of this Option (the "Exercise Price"), at any time or from time to time from on or after the Confirmation Date (as hereinafter defined) up to and until 5:00 P.M., Eastern time, on January 29, 2009 or such later date determined in accordance with Section 10.1 of this Option (the "Expiration Date"), all subject to the terms and conditions and adjustments set forth below in this Option.

This Option is one of a series of substantially identical options (collectively, the "Initial ACIC Agent Options") granted to agents (the "Agents") of American Commerce Insurance Company, a majority owned subsidiary of the Company ("ACIC"). As used in this Option, the term "Holders" refers collectively to all of the Holders as defined in all of the Initial ACIC Agent Options. To the extent provided by Section 14 of this Option, certain terms of this Option may be amended without the Holder's consent if such amendment is approved by a sufficient number of other Holders of Initial ACIC Agent Options.

The purpose of the Initial ACIC Agent Options is to provide an incentive for the Agents to maintain their existing business volume with ACIC.

1.    Vesting and Termination of Option
      ---------------------------------

      1.1 The right of the Holder to exercise this Option is contingent upon the volume of direct written premiums derived by ACIC from Qualifying Business (as defined below) that the Named Agent places and maintains with ACIC. As used in this Option, the term "Qualifying Business" means private passenger automobile and homeowner insurance for risks written outside of Massachusetts.

      1.2 Notwithstanding any other provision of this Option, this Option shall be exercisable on or after the Confirmation Date only to the extent set forth in the following table based upon the average annual volume of direct written premiums (the "Five-Year Average") from Qualifying Business that the Named Agent places with ACIC during the five-year period ending on December 31, 2003 (the "Measurement Date"), rounded to the nearest whole share.

      1.3 In computing the Five-Year Average, the annual volume of direct written premiums derived by the Company from Qualifying Business placed by the Named Agent shall be computed in accordance with generally accepted accounting principles, consistently applied. The Company shall send to the Named Agent by January 29, 2004 (the "Confirmation Date") a certificate signed by its Chief Financial Officer attesting to the Five-Year Average. No action or proceeding to dispute the calculation of the Five-Year Average may be instituted or maintained unless the Named Agent gives written notice to the Company within thirty (30) days after the Confirmation Date.

      1.4 Notwithstanding any other provision of this Option, this Option shall terminate and none of the Option Shares shall be purchasable hereunder if, at any time during the five-year period ending on the Measurement Date, the Named Agent does not permit ACIC to market private passenger automobile and homeowner insurance in the Named Agent's Service Area (as defined below) using the AAA Mark (as defined below). As used in this Option, "AAA Mark" shall mean the AAA emblem, meaning the letters "AAA" in block form, enclosed within an oval or without an oval and as otherwise described in the Emblem Regulations (as defined below). "Service Area" shall have the meaning defined in the Bylaws of The American Automobile Association (Incorporated) ("AAA"), as the same may be amended, supplemented or superceded from time to time. "Emblem Regulations" shall mean the Regulations Governing the Use of the Emblem and Other Trademarks of AAA adopted by the AAA Board of Directors on July 8, 1992, as the same may be amended, supplemented or superceded from time to time.

2.    Exercise of Call Option
      -----------------------

      2.1 Subject to the terms and conditions hereof, this Option may be exercised in whole or in part to the extent provided in Section 1.2 of this Option, at any time or from time to time on or after the Confirmation Date and up to and until the Expiration Date, by delivery to the Company of this Option and the purchase form annexed hereto as Exhibit A properly completed and duly executed.

      2.2 This Option may be exercised only by conversion into a number of shares of Common Stock equal to (x) the number of Option Shares specified in the purchase form minus (y) a number of Option Shares having a Market Value (determined in accordance with Section 6 below) equal to the amount (the "Exercise Payment") that is the product of the then-current Exercise Price multiplied by the number of Option Shares specified in the purchase form.

      2.3 Upon and as of receipt by the Company of this Option and a properly completed and duly executed purchase form, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then actually be delivered to the Holder. Certificates representing the shares so purchased shall be delivered to the Holder as soon as practicable and in any event not more than twenty (20) business days after exercise of this Option. Any issuance of a certificate for shares of Common Stock upon exercise of this Option shall be made without charge to the Holder for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Option Shares.

      2.4 If the Option is exercised for less than the total number of Option Shares purchasable pursuant to Section 1.2 of the Option, the Company shall, promptly after presentation of the Option upon such exercise, execute and deliver a new Option, dated the date of this Option, evidencing the rights of the Holder to purchase the balance of the Option Shares purchasable hereunder upon the same terms and conditions herein set forth.

3.    Put of Option Instrument to Company
      -----------------------------------

      3.1 Subject to the terms and conditions hereof, including without limitation the condition set forth in Section 3.4 of this Option, the Holder may require the Company to purchase this Option from the Holder by delivery to the Company, at any time from and after the Confirmation Date and through and including the Expiration Date, of this Option and the sale form annexed hereto as Exhibit B properly completed and duly executed. The election to sell the Option pursuant to this Section 3 shall be irrevocable but may be conditioned to the extent permitted under Section 14.

      3.2   The purchase price of this Option in a sale pursuant to Section
3.1 of this Option shall be an amount (the "Put Payment") equal to the product of (x) the maximum number of Option Shares then purchasable upon the exercise of this Option multiplied by (y) the Put Spread. For purposes of this Option, the terms "Put Spread" means the arithmetic difference between the Exercise Price and $40.00, as such price may be adjusted from time to time pursuant to Section 8 of this Option (the "Put Price").

      3.3 Within five (5) business days after the Company's receipt of this Option and a properly completed and duly executed sale form, the Company shall pay the Put Payment to the Holder by wire transfer of immediately available funds. Such payment shall be made without charge to the Holder for any cost incurred by the Company in connection with such sale. From and after the date of the Company's receipt of this Option and a properly completed and duly executed sale form, this Option shall no longer be deemed to be outstanding and all rights whatsoever with respect to this Option (except the right of the Holder to receive the Put Payment) shall terminate; provided, however, that if the Company fails to pay the Put Payment within the time period required by this Section 3.3, this Option shall remain outstanding and all rights whatsoever with respect thereto shall be restored without prejudice to the Holder.

      3.4 The Holder shall be entitled to require the Company to purchase this Option pursuant to this Section 3 if and only if the Five-Year Average of Qualifying Business, as defined in Section 1 of this Option, is _________________________________($ ) or more.

4.    Reservation of Shares
      ---------------------

      The Company shall, at all times from the date of original issuance of the Option until its expiration, reserve for issuance and delivery upon exercise of the Option the number of Option Shares as shall be required for issuance and delivery upon exercise of the Option. All Option Shares, upon issuance, shall be validly authorized, issued and outstanding shares, fully paid and nonassessable, and free of all liens, encumbrances and (except as otherwise provided herein) restrictions thereon. The Company shall take all such actions as may be necessary to assure that all Option Shares may be so issued without violation of any applicable law or governmental regulation or any requirement of any domestic securities exchange upon which shares of Option Shares may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company shall not take any action which would cause the number of authorized but unissued Option Shares to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Option.

5.    Fractional Shares
      -----------------

      If the exercise of the Option would otherwise result in the issuance of a fraction of a share, the Company shall instead of issuing any fractional shares or scrip representing fractional shares pay to the Holder an amount in cash equal to such fraction multiplied by the Market Value of a share of Common Stock.

6.    Market Value of Common Stock
      ----------------------------

      For purposes of this Agreement,

      (x) the Market Value of the Common Stock shall equal an amount per share of Common Stock equal to the average closing price for the ten (10) trading days immediately preceding the date of exercise or other measurement date, as reported (i) on the principal national securities exchange on which the Common Stock is traded or (ii) if the Common Stock is not traded on a national exchange, on The Nasdaq Stock Market ("Nasdaq"); or

      (y) if the Common Stock is not so listed on a national securities exchange or quoted on Nasdaq, the Market Value of the Common Stock shall be an amount mutually agreed upon by the Company and the Holder or, if the Company and the Holder are unable to agree, by a nationally recognized investment banking firm selected by the Company and consented to by the Holder, such consent not to be unreasonably withheld. Any fees or expenses incurred in connection with the retention of an investment banking firm pursuant to this clause (y) shall be borne by the Company.

7.    No Rights as Stockholder
      ------------------------

      This Option shall not entitle the Holder to any right as stockholder of the Company, either at law or in equity. The rights of the Holder are limited to those expressed in this Option or otherwise provided to the Holder by law.

8.    Price of Option Shares; Effect of Dividends on Common Stock
      -----------------------------------------------------------

      8.1 The number of shares of Common Stock for which this Option may be exercised and the Exercise Price therefore shall be subject to adjustment as follows:

      (a) If the Company is recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares, the number of shares of Common Stock for which this Option may be exercised shall be increased or reduced, as of the record date for such recapitalization, in the same proportion as the increase or decrease in the outstanding shares of Common Stock, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all Option Shares issuable hereunder immediately after the record date for such recapitalization shall equal the aggregate amount so payable immediately before such record date. Whenever the Exercise Price shall be adjusted as required by the provisions of this Section 8.1(a), there shall be a proportionate adjustment in the Put Price.

      (b) If the Company declares a dividend on Common Stock, or makes a distribution to holders of Common Stock, and such dividend or distribution is payable or made in Common Stock, the number of shares of Common Stock for which this Option may be exercised shall be increased, as of the record date for determining which holders of Common Stock shall be entitled to receive such dividend or distribution, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend or distribution, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Option Shares issuable hereunder immediately after the record date for such dividend or distribution shall equal the aggregate amount so payable immediately before such record date.

      (c) If the Company declares a dividend on Common Stock (other than a dividend covered by subsection (b) above or a cash dividend declared in the ordinary course of business (a "Regular Cash Dividend")) or distributes to holders of its Common Stock, other than as part of its dissolution or liquidation or the winding up of its affairs, any cash (a "Special Cash Dividend") or any shares of its stock, any evidence of indebtedness or any other of its assets (other than Common Stock, a Regular Cash Dividend or a Special Cash Dividend) (an "Alternative Distribution"), the Exercise Price shall be reduced by an amount equal to the amount of the Special Cash Dividend per share or, if applicable, the value of the Alternative Distribution per share of Common Stock as determined in good faith by the Company's Board of Directors based upon a written opinion from a nationally recognized investment banking firm, selected by the Company, and taking into account, among other relevant factors, whether the Holder acquired any Purchase Rights (as defined in Section 9 of this Option) with respect to such dividend or distribution pursuant to the terms hereof. The Company shall provide the Holder with written notice concerning a Special Cash Dividend or an Alternative Distribution at least ten (10) days prior to the record date therefore.

      (d) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease in the Exercise Price of at least one percent(1.0%); provided, however, that any adjustment which by reason of this Section 8.1(d) is not required to be made immediately shall be carried forward and taken into account at the time of exercise of this Option or any subsequent adjustment in the Exercise Price which, singly or in combination with any adjustment carried forward, is required to be made under this Section 8.

      (e) If the event in anticipation of which an adjustment is made under subsection (a), (b), (c) or (d) above does not occur, then any adjustment in the Exercise Price or number of Option Shares issuable pursuant to this Option that was made in accordance with any such subsection shall be reversed as to reinstate, effective immediately prior to the record date for such anticipated event, the Exercise Price and number of Option Shares as were in effect at that time without giving effect to such event.

      8.2 If at any time or from time to time there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification or other change of the Common Stock provided for in Section 8.1) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of the Option, the number of shares of stock or other securities or property of the Company, resulting from such reorganization, merger or consolidation or sale, to which a holder of Common Stock, or other securities deliverable upon the exercise of this Option, would have been entitled on such reorganization, merger, consolidation, or sale. In any such case, appropriate adjustments shall be made in the application of the provisions of this Section 8 (including adjustment of the Exercise Price then in effect and number of shares purchasable upon exercise of the Option) which shall be applicable after such events; provided, however, that any such adjustment shall be made so as to ensure that the provisions of this Section 8 applicable after such events shall be as equivalent as may be practicable to the provisions of this Section 8 applicable before such events. In the event of any such reorganization, merger, consolidation or sale, the corporation formed by such consolidation or merger or the corporation which shall have acquired the assets of the Company shall execute and deliver a supplement hereto to the foregoing effect.

      8.3 If the Company shall, at any time on or after the Confirmation Date and through and including the Expiration Date, dissolve, liquidate or wind up its affairs, the Holder shall have the right to exercise this Option, subject always to the other provisions of this Option including without limitation Section 1.2. Upon such exercise, the Holder shall have the right to receive, in lieu of the Option Shares that the Holder otherwise would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to the Holder upon any such dissolution, liquidation or winding up with respect to such shares of Common Stock of the Company had the Holder been the holder of record, as of the date for determining those entitled to receive any such distribution, of the maximum amount of Option Shares acquirable under
Section 1.2 of this Option upon such exercise.

      8.4 The Company shall retain a nationally recognized firm of independent public accountants (which may be any such firm regularly engaged by the Company) to make any computation required under this Section 8, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section 8.

      8.5 Whenever the number of Option Shares, the Exercise Price, or the Put Price shall be adjusted as required by the provisions of this Section 8, the Company promptly shall file in the custody of its Secretary or an Assistant Secretary, at its principal office, and furnish to each Holder hereof a certificate prepared in accordance with Section 8.4 of this Option, showing the adjusted number of Option Shares, the Exercise Price, and the Put Price and setting forth in reasonable detail the circumstances requiring the adjustment.

      8.6 If an event occurs which is similar in nature to the events described in this Section 8, but is not expressly covered hereby, the Board of Directors of the Company shall make or arrange for an equitable adjustment to the number of Option Shares, the Exercise Price, and the Put Price.

9.    Purchase Rights
      ---------------

      If the Company shall, at any time on or after the Confirmation Date and through and including the Expiration Date, grant, issue or sell any option, convertible security or right to purchase stock, options, securities or other property pro rata to the record Holders of Common Stock (the "Purchase Rights"), then the Holder of this Option shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate amount of Purchase Rights which such Holder could have acquired if such Holder had held, immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights, the number of Option Shares then acquirable upon the exercise of this Option to the fullest extent permitted by the other provisions of this Option including without limitation Section 1.2.

      10.   Extension of Term
            -----------------

      10.1 If January 29, 2009 is a day on which federal or state chartered banking institutions located in the Commonwealth of Massachusetts are authorized by law to close, then this Option shall expire on the next succeeding day that is not such a day.

      10.2 If, as of the Expiration Date, the Company is subject to a binding agreement to effect a reorganization, merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties and assets to any other person or entity, but such contemplated transaction has not yet been effectuated, the exercise period of the Option shall be extended until such time as the pending transaction is actually consummated; provided, however, that in the event that such reorganization, merger, consolidation or sale shall fail to be consummated, the exercise period of the Option shall terminate.

11.   Notices to Holder
      -----------------

      If, at any time on or after the Confirmation Date and through and including the Expiration Date, (i) the Company shall propose to pay any dividends or make any distribution upon the Common Stock, other than a Regular Cash Dividend (as defined in Section 8.1 of this Option) or (ii) the Company shall offer generally to the holders of Common Stock any Purchase Right (as defined in Section 9 of this Option) or (iii) there shall be any (or any vote regarding any) proposed capital reorganization of the Company in which the Company is not the surviving entity, recapitalization of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or other transfer of all or substantially all of the property and assets of the Company, or voluntary or involuntary dissolution, liquidation or winding up of the Company, then in such event, the Company shall cause to be deposited with an nationally recognized air courier, addressed to the Holder hereof at the address appearing on the records of the Company at least twenty (20) days prior to the relevant date described below (or the longest period as is reasonably possible if twenty (20) days is not reasonably possible, but in no event less than ten (10) days, a notice containing a description of the proposed action and stating the date or expected date on which a record of the Company's stockholders is to be taken for the purpose of any such dividend, distribution of rights, or such reclassification, reorganization, consolidation, merger, conveyance, lease or transfer, dissolution, liquidation or winding up is to take place and the date or expected date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such event.

      12.   Restrictions on Transfer
            ------------------------

      12.1 Prior to the Confirmation Date, neither this Option nor any future interest in the Option Shares or any other securities issuable pursuant to this Option ("Other Securities") may be sold, pledged or otherwise transferred (collectively, a "transfer") to any person or entity without the Company's prior written consent, which consent may be given or withheld in the Company's sole discretion.

      12.2 It is the intention of the Company and the Named Agent that the Option Shares and any Other Securities issued upon an exercise of this Option will be freely transferable by the Holder without registration under the Securities Act of 1933 (the "Securities Act") or any applicable state securities or "blue sky" laws. The Company shall, if requested by the Holder prior to a proposed exercise of this Option, either (i) provide to the Holder an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that the Holder's transfer of the Option Shares or Other Securities (a) would be exempt from the registration requirements of the Securities Act and (b) would not violate any applicable state or other jurisdiction's securities or "blue sky" laws or (ii) if the Company is unable to deliver such an opinion, cause the issuance of Option Shares or Other Securities to be registered under the Securities Act.

      12.3 Subject to the transfer conditions described in this Section 12, this Option and all rights hereunder are freely transferable, in whole or in part, without restriction by the Company or charge to the Holder, upon surrender of this Option to the Company.

13.   Company Books
      -------------

      The Company shall not close its books against the transfer of this Option or of any share of Option Shares issued or issuable upon the exercise of this Option in any manner which interferes with the timely exercise of this Option. The Company shall from time to time as may be necessary use all commercially reasonable efforts to assure that the par value per share of the unissued Option Shares acquirable upon exercise of this Option is at all times equal to or less than the Exercise Price then in effect.

14.   Conditional Exercise
      --------------------

      Notwithstanding any other provision of this Option, if an exercise of any portion of this Option pursuant to Section 2 of this Option, or a sale of this Option pursuant to Section 3, is to be made in connection with the reorganization, merger, consolidation or sale of the Company (as described in Section 8.2), the exercise of any portion of this Option may, at the election of the Holder, be conditioned upon the consummation of the reorganization, merger, consolidation or sale of the Company, in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

15.   Amendment
      ---------

      An amendment of this Option shall be effective only if in writing signed by the Company and either (i) signed by a Holder hereof or (ii) consented to by the Holders of those Initial ACIC Agent Options which, if then exercised to the fullest extent provided in Section 1.2 of this Option, would entitle those Holders to purchase a majority of the maximum number of Option Shares (or Other Securities) that could be purchased if all then outstanding Initial ACIC Agent Options were exercised to the fullest extent provided under Section 1.2; provided, however, that no amendment of this Option may be made without the written consent of the Holder hereof for any of the following purposes: (i) to fix an earlier Expiration Date, (ii) to reduce the number of Option Shares or Other Securities acquirable upon the exercise of this Option, (iii) to increase the Exercise Price hereof or (iv) to reduce the percentage of Option Shares required to be represented by the Holders giving their consent to any amendment. Whenever this Option shall be amended without the consent of the Holder hereof, the Company shall file as soon as practicable with its Secretary or an Assistant Secretary, at its principal office, and send to the Holder of this Option of copy of such amendment. No action or proceeding to invalidate an amendment adopted without the consent of the Holder hereof shall be instituted or maintained unless it is commenced within sixty (60) days after such mailing.

16.   Governing Law; Jurisdiction and Venue
      -------------------------------------


      This Option shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts without regard to the conflict of laws provisions thereof. Exclusive jurisdiction and venue for any dispute arising under this Option will be in an appropriate federal or state court in the Commonwealth of Massachusetts.

      IN WITNESS WHEREOF, the Company has executed this Agreement as of the ______ day of ____________________.


                                  THE COMMERCE GROUP, INC.



                                  By: _______________________________
                                  Its: President and Chief Executive Officer

[CORPORATE
SEAL]


ACCEPTED AND AGREED TO:

CLUB NAME
_____________________________________



By: _________________________________
Its duly authorized: ________________

Name: _______________________________

                                                           Exhibit A To Option

                            ELECTION TO PURCHASE

      The undersigned hereby elects to exercise this Option and to purchase ________ shares of The Commerce Group, Inc. Common Stock issuable upon the exercise of this Option, and requests that certificates for such shares shall be issued in the name of:

                   _______________________________________
                                   (Name)

                   _______________________________________
                                  (Address)


              (United States Social Security or other taxpayer
                     identifying number, if applicable)

and, if different from above, be delivered to:

                   _______________________________________
                                   (Name)

                   _______________________________________
                                  (Address)


and, if the number of Option Shares specified above is not all of the Option Shares issuable upon exercise of this Option, that a Option to purchase the balance of such Option Shares be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated:______________ , ____

Name of Registered Owner: _____________________

Address _____________________________

Signature ____________________________

                                                          Exhibit B To Option

                         ELECTION TO SELL TO COMPANY

      The undersigned hereby irrevocably elects to sell this Option to the Company pursuant to Section 3 of this Option, and requests that the Put Payment be sent via wire transfer to the following account:

           To:          _________________________________________
                        [Name of Bank]

                        _________________________________________
                        [Address of Bank]

           Phone:       _________________________________________
                        [Name and Telephone of Contact at Bank]

           Acct. Name:  _________________________________________
                        [Account Name at Bank]

           Acct. No.:   _________________________________________
                        [Account Number at Bank]

           ABA Routing: _________________________________________
                        [ABA Routing No. of Bank]


Dated:_____________, ____

Name of Registered Owner:  _____________________________

Address:  ______________________________________________

Signature: _____________________________________________